SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 2004


                          CUMBERLAND TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Florida                           0-10927                59-3094503
    ----------------------------   ----------------         --------------------
    (State or other jurisdiction   (Commission File         (IRS Employer
       of incorporation)               Number)              Identification No.)



     4311 West Waters Avenue
          Suite 501                                            33614
        Tampa, Florida                                        (Zip Code)
    (Address of principal
       executive offices)


       (Registrant's telephone number including area code) (813) 885-2112

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
------  --------------------------

     On February 26, 2004, Cumberland Casualty & Surety Company ("CCS"), a wholly-owned subsidiary of Cumberland Technologies, Inc., a Florida corporation (the "Company"), undertook insolvency proceedings by filing a voluntary petition for rehabilitation for CCS under Chapter 631, Part 1 of the Florida Statutes (the "Rehabilitation Statute") with the Florida Department of Financial Services (the "Department"). Under the Rehabilitation Statute, the Department became the receiver for CCS, and the authority of the officers and directors of CCS has been suspended until any such authority should be redelegated by the Department.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
------   -----------------------------------------

     See Item 3 above for a discussion of the receivership of CCS. The Company also announced that, although it has not released its 2003 financial results, it expects to show a substantial net loss for the fourth quarter and for the 2003 fiscal year. The Company expects to incur a charge of at least $2.5 million, resulting from adverse loss development during 2003 and adjustments to reinsurance recoverables of CCS, all related to claims incurred over the past three years, and claims exceeding CCS' reinsurance treaty limits. As a result of the charge, CCS has a capital deficiency, and is now unable to issue insurance contracts.

     In addition, the Company announced that Andrew J. Cohen and R. Donald Finn have resigned as directors of the Company, effective as of February 15, 2004.

     Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the
Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements in this report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include, but are not limited to, the Company's ability to adequately estimate its liability reserves for its insurance business; competitive pricing pressures; general business and economic conditions; changes in governmental regulations affecting its insurance business; risks associated with the rehabilitation proceedings; and risk that the Company's shares will not be listed on OTC Bulletin Board.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CUMBERLAND TECHNOLOGIES, INC.
                                    -----------------------------


Date:  March 5, 2004                By:  /s/ Carol S. Black
                                    --------------------------------------------
                                    Carol S. Black
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)